Palm Valley Capital Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022

	Shares	Value
COMMON STOCKS - 23.36%
Agencies, Brokerages, and Other Insurance Related Activities - 2.45%
Crawford & Company, Class A	718,943	$4,126,733
Crawford & Company, Class B	52,723	276,796
		4,403,529
Agriculture, Construction, and Mining Machinery - 0.57%
Gencor Industries, Inc. (a)	113,307	1,020,896

Clothing Stores - 0.72%
Carter’s, Inc.	19,838	1,299,984

Computer Systems Design Services and Related Services - 1.38%
Amdocs Ltd. (b)	31,165	2,476,059

Employment Services - 1.25%
Kelly Services, Inc., Class A	132,526	1,801,028
ManpowerGroup, Inc.	6,939	448,884
		2,249,912
General Freight Trucking - 0.46%
Heartland Express, Inc.	58,019	830,252

Household and Institutional Furniture Manufacturing - 0.72%
Hooker Furnishings Corporation	96,017	1,295,269

Medical Equipment and Supplies Manufacturing - 0.53%
Smith & Nephew Plc - ADR	40,935	950,511

Motor Vehicle Body and Trailer Manufacturing - 1.20%
Miller Industries Inc.	101,685	2,164,874

Packaged Foods & Meats - 2.91%
Lassonde Industries, Inc., Class A (b)	22,246	1,751,046
Nathan’s Famous, Inc.	5,802	369,413
WH Group Ltd. - ADR (a)	248,179	3,114,646
		5,235,105
Nonmetallic Mineral Mining and Quarrying - 0.85%
Oil-Dri Corporation of America	63,500	1,536,700

Precious Metals - 8.98%
Alamos Gold, Inc., Class A	328,965	2,437,631
Osisko Gold Royalties Ltd. (b)	245,233	2,496,472
Sprott Physical Gold Trust (a)(b)	301,058	3,853,542
Sprott Physical Silver Trust (a)(b)	928,660	6,147,729
SSR Mining, Inc.	82,750	1,217,253
		16,152,627
Support Activities for Oil & Gas - 1.33%
Natural Gas Services Group, Inc. (a)	238,071	2,390,233

Total Common Stocks
(Cost $35,613,785)		42,005,951
	Shares
SHORT-TERM INVESTMENTS - 77.23%
Money Market Fund - 6.62%
First American Treasury Obligations Fund, Class X, 2.87% (c)
Total Money Market Fund	11,906,290	11,906,290

	Principal Amount
U.S. Treasury Bills - 70.61%
Maturity Date: 10/20/2022, Yield to Maturity 1.27%	$20,494,000	20,447,096
Maturity Date: 11/3/2022, Yield to Maturity 1.43%	36,211,000	35,846,029
Maturity Date: 12/1/2022, Yield to Maturity 1.66%	23,765,000	23,400,269
Maturity Date: 1/5/2023, Yield to Maturity 2.56%	20,000,000	19,831,035
Maturity Date: 1/19/2023, Yield to Maturity 2.97%	13,775,000	13,709,474
Maturity Date: 3/2/2023, Yield to Maturity 3.49%	13,720,000	13,703,487
Total U.S. Treasury Bills		126,937,390

Total Short-Term Inestments		138,843,680
(Cost $150,537,049)

Total Investments
(Cost $186,150,834) - 100.59%		180,849,631
Liabilities in Excess of Other Assets - (0.59)%		(1,063,570)
Total Net Assets - 100.00%		$179,786,061

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2022.
ADR	American Depository Receipt

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Palm Valley Capital Management LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2022:

Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$42,005,951	$-	$-	$42,005,951
Short-Term Investments
Money Market	11,906,290	-	-	11,906,290
U.S. Treasury Bills	-	126,937,390	-	126,937,390
	$53,912,241	$126,937,390	$-	$180,849,631

(1) Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended September 30, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.